                                                                 EXHIBIT 99.1(a)

                              LETTER OF TRANSMITTAL

                                    TO TENDER
                          6 5/8% SENIOR NOTES DUE 2011
                                       OF

                         WEATHERFORD INTERNATIONAL, INC.
                     PURSUANT TO THE PROSPECTUS DATED , 2002



       THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
                 NEW YORK CITY TIME, ON , 2002, UNLESS EXTENDED



                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                              THE BANK OF NEW YORK

    By Regular or Certified Mail or                  By Facsimile:
       Overnight Courier or Hand:         (Eligible Guarantor Institutions Only)

         The Bank of New York                      Fax: (212) 896-7299
       Reorganization Department            Attention: Ms. Carolle Montreuil
      15 Broad Street, 16th Floor
          New York, NY 10007                      Confirm by Telephone:
   Attention: Ms. Carolle Montreuil                  (212) 235-2354

      TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE OR DELIVERY WITH THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

      YOU SHOULD CAREFULLY READ THE INSTRUCTIONS CONTAINED IN THIS LETTER OF TRANSMITTAL BEFORE COMPLETING IT. CERTAIN TERMS USED BUT NOT DEFINED HEREIN SHALL HAVE THE SAME MEANING GIVEN THEM IN THE PROSPECTUS (AS DEFINED BELOW).

      This letter of transmittal is to be completed by holders of old notes (as defined below) if either (1) old notes are to be forwarded herewith or (2) tenders of old notes are to be made by book-entry transfer to an account maintained by the exchange agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth under "The Exchange Offer-Procedures for Tendering" in the prospectus and an agent's message (as defined below) is not delivered.

      Holders of old notes whose certificates for old notes are not immediately available or who cannot deliver their certificates and all other required documents to the exchange agent or complete the procedures for book-entry transfer prior to the expiration date (as defined in the prospectus) with respect to the series of old notes being tendered must tender their old notes according to the guaranteed delivery procedures set forth in "The Exchange Offer-Procedures for Tendering" in the prospectus.

      DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
                  READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.


       DESCRIPTION OF OLD NOTES TENDERED (CUSIP NO. 947074AC4) (RULE 144A)

                                                                                                     NUMBER OF
                                                                                 PRINCIPAL           BENEFICIAL
        NAME AND ADDRESS OF                               AGGREGATE           AMOUNT OF OLD          HOLDERS FOR
        REGISTERED HOLDER            CERTIFICATE        PRINCIPAL AMOUNT          NOTES              WHICH OLD
    (PLEASE FILL IN IF BLANK)          NUMBERS*          OF OLD NOTES           TENDERED**          NOTES ARE HELD
    -------------------------        -----------        ----------------      --------------        ---------------
                                                        $                     $

                                    TOTAL AMOUNT        $                     $
                                     TENDERED:

----------

*        Need not be completed by book-entry holders.

** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the old notes represented by the certificate(s) listed in column 1. Old notes tendered hereby must be in denominations of principal amount of $1,000 or any integral multiple of $1,000.



     DESCRIPTION OF OLD NOTES TENDERED (CUSIP NO. U94320AA3) (REGULATION S)
     ----------------------------------------------------------------------

                                                                                                     NUMBER OF
                                                                                 PRINCIPAL           BENEFICIAL
        NAME AND ADDRESS OF                               AGGREGATE           AMOUNT OF OLD          HOLDERS FOR
        REGISTERED HOLDER            CERTIFICATE        PRINCIPAL AMOUNT          NOTES              WHICH OLD
    (PLEASE FILL IN IF BLANK)          NUMBERS*          OF OLD NOTES           TENDERED**          NOTES ARE HELD
    -------------------------        -----------        ----------------      --------------        ---------------
                                                        $                     $


                                    TOTAL AMOUNT        $                     $
                                     TENDERED:

----------

*        Need not be completed by book-entry holders.

** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the old notes represented by the certificate(s) listed in column 1. Old notes tendered hereby must be in denominations of principal amount of $1,000 or any integral multiple of $1,000.

  BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS (DEFINED IN INSTRUCTION 1)
                                      ONLY


[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNTS MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution(s):
                                          ------------------------------------

         DTC Account Number(s):
                               -----------------------------------------------

         Transaction Code Number:
                                 ---------------------------------------------

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

         Name of Registered Holder:
                                   -------------------------------------------

         Window Ticket Number (if any):
                                       ---------------------------------------

         Date of Execution of Notice of Guaranteed Delivery:
                                                             -----------------

         Name of Institution which Guaranteed Delivery:
                                                        ----------------------

         IF GUARANTEED DELIVERY IS TO BE MADE BY BOOK-ENTRY TRANSFER:

         Name of Tendering Institution:
                                       ---------------------------------------

         DTC Account Number(s):
                               -----------------------------------------------

         Transaction Code Number:
                                 ---------------------------------------------


[ ] CHECK HERE IF OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OR UNTENDERED OLD NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER(S) SET FORTH ABOVE.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

          Name:
               ---------------------------------------------------------------

          Address:
                  ------------------------------------------------------------

          Area Code and Telephone Number:
                                         -------------------------------------

Ladies and Gentlemen:

      The undersigned hereby tenders to Weatherford International, Inc., a Delaware corporation (the "Company"), the above-described principal amount of the Company's 6 5/8% Series A Senior Notes due 2011 (the "old notes") in exchange for a like aggregate amount of the Company's 6 5/8% Series B Senior Notes due 2011 (the "new notes" and together with the old notes, the "notes"), which have been registered under the Securities Act of 1933 (the "Securities Act"), upon the terms and subject to the conditions set forth in the prospectus dated _____, 2002 (as the same may be amended or supplemented from time to time, the "prospectus"), receipt of which is acknowledged, and in this letter of transmittal (which, together with the prospectus, constitutes the "exchange offer").

      Subject to and effective upon the acceptance for exchange of all or any portion of the old notes tendered herewith in accordance with the terms and conditions of the exchange offer (including, if an exchange offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such old notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the exchange agent as its agent and attorney-in-fact (with full knowledge that the exchange agent is also acting as agent of the Company in connection with the exchange offer) with respect to the tendered old notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the prospectus, to (1) deliver certificates for old notes together with all accompanying evidences of transfer and authenticity to or upon the order of the Company, upon receipt by the exchange agent, as the undersigned's agent, of the new notes to be issued in exchange for such old notes, (2) present certificates for such old notes for transfer, and transfer the old notes on the books of the Company, and (3) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such old notes, all in accordance with the terms and conditions of the exchange offer.

      THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE OLD NOTES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OLD NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT OR TRANSFER OF THE OLD NOTES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ANY OBLIGATIONS IT MAY HAVE UNDER THE EXCHANGE AND REGISTRATION RIGHTS AGREEMENT (AS DESCRIBED IN THE PROSPECTUS). THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

      The name and address of the registered holder of the old notes tendered hereby have been printed above as they appear on the certificates representing such old notes. The certificate numbers and the principal amount of the old notes that the undersigned wishes to tender have also been indicated in the appropriate columns above.

      If any tendered old notes are not exchanged pursuant to the exchange offer for any reason, or if certificates are submitted for more old notes than are tendered or accepted for exchange, certificates for such nonexchanged or nontendered old notes will be returned (or, in the case of old notes tendered by book-entry transfer, such old notes will be credited to an account maintained at
DTC), without expense to the tendering holder, promptly following the expiration or termination of the applicable exchange offer.

      The undersigned understands that tenders of old notes pursuant to any one of the procedures described under "The Exchange Offer-Procedures for Tendering" in the prospectus and in the instructions herein will, upon the Company's acceptance for exchange of such tendered old notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the exchange offer. The undersigned recognizes that, under certain circumstances set forth in the prospectus, the Company may not be required to accept for exchange any of the old notes tendered hereby.

      Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the new notes be issued in the name of the undersigned or, in the case of a book-entry transfer of old notes, that such new notes be credited to the appropriate account indicated above maintained at DTC. If applicable, substitute certificates representing old notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of old notes, will be credited to the appropriate account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions" below, please deliver new notes to the undersigned at the address shown below the undersigned's signature.

      BY TENDERING OLD NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, OR DELIVERING AN AGENT'S MESSAGE INSTEAD OF THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (1) THE UNDERSIGNED IS NOT AN "AFFILIATE" OF THE COMPANY WITHIN THE MEANING OF RULE 405 UNDER THE SECURITIES ACT, (2) ANY NEW NOTES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (3) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF NEW NOTES TO BE RECEIVED IN THE EXCHANGE OFFER, AND (4) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH NEW NOTES. BY TENDERING OLD NOTES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, A HOLDER OF OLD NOTES WHICH IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETATIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT (1) SUCH OLD NOTES HELD BY THE BROKER-DEALER ARE HELD ONLY AS A NOMINEE, OR (2) SUCH OLD NOTES WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER A PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH NEW NOTES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

      THE COMPANY HAS AGREED THAT, SUBJECT TO THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT, THE PROSPECTUS, AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, MAY BE USED BY A BROKER-DEALER IN CONNECTION WITH RESALES OF NEW NOTES RECEIVED IN EXCHANGE FOR OLD NOTES, WHERE SUCH OLD NOTES WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, FOR A PERIOD ENDING 90 DAYS AFTER THE EXPIRATION DATE OF THE APPLICABLE EXCHANGE OFFER (SUBJECT TO EXTENSION UNDER CERTAIN LIMITED CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS) OR, IF EARLIER, WHEN ALL SUCH NEW NOTES HAVE BEEN DISPOSED OF BY SUCH BROKER-DEALER. IN THAT REGARD, EACH BROKER-DEALER WHO ACQUIRED OLD NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES, BY TENDERING SUCH OLD NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, OR DELIVERING AN AGENT'S MESSAGE INSTEAD OF THIS LETTER OF TRANSMITTAL, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE COMPANY OF (1) THE EXISTENCE OF ANY FACT OR THE HAPPENING OF ANY EVENT THAT MAKES ANY STATEMENT OF A MATERIAL FACT MADE IN THE PROSPECTUS, THE REGISTRATION STATEMENT IN WHICH IT IS CONTAINED (THE "REGISTRATION STATEMENT"), ANY AMENDMENT OR SUPPLEMENT THERETO OR ANY DOCUMENT INCORPORATED BY REFERENCE THEREIN UNTRUE, OR THAT REQUIRES THE MAKING OF ANY ADDITIONS TO OR CHANGES IN THE PROSPECTUS OR REGISTRATION STATEMENT IN ORDER TO MAKE THE STATEMENTS THEREIN, IN THE LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR (2) THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT, SUCH BROKER-DEALER WILL SUSPEND THE SALE OF NEW NOTES PURSUANT TO THE PROSPECTUS UNTIL THE COMPANY HAS AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAS FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO SUCH BROKER-DEALER OR THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF THE NEW NOTES MAY BE RESUMED AND SUCH BROKER-DEALER HAS RECEIVED COPIES OF ADDITIONAL FILINGS INCORPORATED BY REFERENCE IN THE PROSPECTUS, AS THE CASE MAY BE. IF THE COMPANY GIVES NOTICE TO SUSPEND

THE SALE OF THE NEW NOTES, IT SHALL EXTEND THE 90-DAY PERIOD REFERRED TO ABOVE DURING WHICH SUCH BROKER-DEALER IS ENTITLED TO USE THE PROSPECTUS IN CONNECTION WITH THE RESALE OF NEW NOTES BY THE NUMBER OF DAYS DURING THE PERIOD FROM AND INCLUDING THE DATE OF THE GIVING OF SUCH NOTICE TO AND INCLUDING THE DATE SUCH BROKER-DEALER SHALL HAVE RECEIVED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS NECESSARY TO PERMIT RESALES OF THE NEW NOTES OR TO AND INCLUDING THE DATE ON WHICH THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF NEW NOTES MAY BE RESUMED, AS THE CASE MAY BE.

      As a result, a broker-dealer who intends to use the prospectus in connection with resales of new notes received in exchange for old notes in the exchange offer must notify the Company on or prior to the expiration of the exchange offer, that it is a broker-dealer. Broker-dealers must send the required written notice to the Company's executive offices located at 515 Post Oak Boulevard, Suite 600, Houston, Texas 77027-3415, Attention: Burt M. Martin, and this notice must be received by the Company at or prior to the expiration of the exchange offer.

      The new notes will bear interest from the most recent date to which interest has been paid on the old notes for which they were exchanged. Accordingly, registered holders of new notes on the relevant record date for the first interest payment date following the completion of the exchange offer will receive interest accruing from the most recent date to which interest has been paid. Old notes accepted for exchange will cease to accrue interest from and after the date of completion of the exchange offer and will be deemed to have waived their rights to receive the accrued interest on the old notes.

      ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED IN THIS LETTER OF TRANSMITTAL SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND ANY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, EXECUTORS, ADMINISTRATORS, PERSONAL REPRESENTATIVES, TRUSTEES IN BANKRUPTCY, LEGAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED. EXCEPT AS STATED IN THE PROSPECTUS, THIS TENDER IS IRREVOCABLE.

================================================================================

                                HOLDERS SIGN HERE
                      (PLEASE READ INSTRUCTIONS 2, 5 AND 6)
                   (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)
      (SIGNATURE(S) MUST BE GUARANTEED BELOW IF REQUIRED BY INSTRUCTION 2)

Must be signed by registered holder exactly as name appears on certificates for the old notes hereby tendered or on a security position listing, or by any person authorized to become the registered holder by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Company or the exchange agent to comply with the restrictions on transfer applicable to the old notes). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signatory's full title. Please read instruction 5.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  SIGNATURE(s)

Name(s)
       -------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Taxpayer Identification or Social Security Number(s)
                                                    ----------------------------
                                                    (PLEASE READ INSTRUCTION 9)

Capacity (full title), if signing in a
fiduciary or representative capacity
                                    --------------------------------------------

--------------------------------------------------------------------------------

Telephone (Include area code)
                             ---------------------------------------------------

Address (Include zip code)
                          ------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Date
    ----------------------------------------------------------------------------


================================================================================

                             GUARANTEE OF SIGNATURE
                 (PLEASE READ INSTRUCTIONS 2 AND 5, IF REQUIRED)

Name of Firm
            --------------------------------------------------------------------

Authorized Signature
                    ------------------------------------------------------------

Title
     ---------------------------------------------------------------------------

Telephone Number
(Include area code)
                   -------------------------------------------------------------

Address (Include zip code)
                          ------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Date
    ----------------------------------------------------------------------------

================================================================================

                          SPECIAL ISSUANCE INSTRUCTIONS
                      (PLEASE READ INSTRUCTIONS 1, 5 AND 6)

To be completed ONLY if the new notes and/or any old notes that are not tendered are to be issued in the name of someone other than the registered holder of the old notes whose name appears above.

Issue:

[ ]     New notes

[ ]     Old Notes not tendered


To:

Name
    ----------------------------------------------------------------------------
                                 (PLEASE PRINT)

Telephone
         -----------------------------------------------------------------------
                               (INCLUDE AREA CODE)

Address
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
                TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                           (PLEASE READ INSTRUCTION 9)





================================================================================

                          SPECIAL DELIVERY INSTRUCTIONS
                      (PLEASE READ INSTRUCTIONS 1, 5 AND 6)

To be completed ONLY if the new notes and/or any old notes that are not tendered are to be sent to someone other than the registered holder of the old notes whose name appears above, or to such registered holder at an address other than that shown above.

Mail:

[ ]    New notes

[ ]    Old Notes not tendered

To:

Name
    ----------------------------------------------------------------------------
                                 (PLEASE PRINT)

Telephone
         -----------------------------------------------------------------------
                               (INCLUDE AREA CODE)

Address
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
                TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                           (PLEASE READ INSTRUCTION 9)


================================================================================

             TO BE COMPLETED BY ALL TENDERING HOLDERS OF SECURITIES


                       PAYOR'S NAME: THE BANK OF NEW YORK

                                           PART 1--PLEASE PROVIDE YOUR TIN IN THE      TIN ______________________
               SUBSTITUTE                  BOX AT RIGHT AND CERTIFY BY SIGNING             (Social Security Number
                                           AND DATING BELOW                                     or Employer
                FORM W-9                                                                    Identification Number)


              Department of                PART 2--FOR PAYEES EXEMPT FROM BACKUP
              the Treasury                 WITHHOLDING (PLEASE READ
                Internal                   INSTRUCTIONS)
             Revenue Service

           Payor's Request for             PART 3--CERTIFICATION--UNDER
         Taxpayer Identification           PENALTIES OF PERJURY, I CERTIFY THAT
             Number ("TIN")                (1) The number shown on this form is
            and Certification              my correct TIN (or I am waiting for a
                                           number to be issued to me), (2) I am
                                           not subject to backup withholding
                                           because: (a) I am exempt from backup
                                           withholding, or (b) I have not been
                                           notified by the Internal Revenue
                                           Service (the "IRS") that I am subject
                                           to backup withholding as a result of
                                           a failure to report all interest or
                                           dividends or (c) the IRS has notified
                                           me that I am no longer subject to
                                           backup withholding, and (3) I am a
                                           U.S. person (including a U.S.
                                           resident alien).

                                           SIGNATURE __________________   DATE _____________




      You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR"
                                       IN
                          PART 1 OF THE SUBSTITUTE W-9


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the payor within 60 days, the Payor is required to withhold 30 percent of all cash payments made to me thereafter until I provide a number.

--------------------------------------                  -----------------------
        SIGNATURE                                                DATE


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30 PERCENT OF ANY CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                  INSTRUCTIONS
        (FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER)

1. DELIVERY OF LETTERS OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This letter of transmittal is to be completed if either (a) certificates for old notes are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth under "The Exchange Offer-Procedures for Tendering" in the prospectus and an agent's message is not delivered. Certificates, or book-entry confirmation of a book-entry transfer of old notes into the applicable exchange agent's account at DTC, as well as this letter of transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, or in the case of a book-entry confirmation, an agent's message instead of this letter of transmittal and any other documents required by this letter of transmittal, must be received by the applicable exchange agent at its number or address set forth on the cover page of this letter of transmittal prior to the expiration date relating to the series of old notes being tendered. Tenders by book-entry transfer may also be made by delivering an agent's message in lieu of this letter of transmittal. The term "book-entry confirmation" means a timely confirmation of book-entry transfer of old notes into the applicable exchange agent's account at DTC. The term "agent's message" means a message, transmitted by DTC to and received by the exchange agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering holder, which acknowledgment states that such holder has received and agrees to be bound by this letter of transmittal (including the representations contained herein) and that the Company may enforce the letter of transmittal against such holder. Old notes may be tendered in a principal amount of $1,000 and integral multiples of $1,000.

      Holders who wish to tender their old notes and (1) whose old notes are not immediately available or (2) who cannot deliver their old notes, this letter of transmittal and all other required documents to the exchange agent prior to the applicable expiration date or (3) who cannot complete the procedures for delivery by book-entry transfer prior to the applicable expiration date, may tender their old notes by properly completing and duly executing a notice of guaranteed delivery pursuant to the guaranteed delivery procedures set forth under "The Exchange Offer-Procedures for Tendering" in the prospectus. Pursuant to such procedures: (1) such tender must be made by or through an eligible institution (as defined below); (2) a properly completed and duly executed notice of guaranteed delivery, substantially in the form made available by the Company, must be received by the exchange agent prior to the applicable expiration date; and (3) the certificates (or a book-entry confirmation) representing all -tendered old notes, in proper form for transfer, together with a letter of transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, or an agent's message in lieu of the letter of transmittal, and any other documents required by this letter of transmittal, must be received by the exchange agent within three New York Stock Exchange, Inc. trading days after the applicable expiration date, all as provided in "The Exchange Offer-Procedures for Tendering" in the prospectus.

      The notice of guaranteed delivery may be transmitted by facsimile or delivered by mail, hand or overnight courier to the exchange agent, and must include a guarantee by an eligible institution in the form set forth in such notice. As used herein and in the prospectus, "eligible institution" means an "eligible guarantor institution" meeting the requirements of the registrar for the notes, which requirements include membership or participation in the Security Transfer Agent Medallion Program, or STAMP, or such other "signature guarantee program" as may be determined by the registrar for the notes in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934,as amended.

      An "eligible guarantor institution" (as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) means:

      o     Banks (as defined in Section 3(a) of the Federal Deposit Insurance
            Act);

      o Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers and government securities brokers (as these terms are defined in the Exchange Act);

      o Credit unions (as defined in Section 19(b)(1)(A)(iv) of the Federal Reserve Act);


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


      o National securities exchange, registered securities associations and clearing agencies (as these terms are defined in the Exchange Act); and

      o Savings associations (as defined in Section 3(b) of the Federal Deposit Insurance Act).

      The method of delivery of certificates, this letter of transmittal, agent's messages and all other required documents is at the option and sole risk of the tendering holder and delivery will be deemed made only when actually received by the exchange agent. If delivery is by mail, registered mail with return receipt requested, properly insured, or overnight delivery service is recommended. In all cases, sufficient time should be allowed to ensure delivery prior to the expiration date for the exchange offer relating to the old notes being tendered. DO NOT SEND CERTIFICATES, THIS LETTER OF TRANSMITTAL, AGENT'S MESSAGES OR OTHER REQUIRED DOCUMENTS TO THE COMPANY.

      The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a letter of transmittal (or facsimile thereof) or delivery of an agent's message, waives any right to receive any notice of the acceptance of such tender.

2. GUARANTEE OF SIGNATURES. No signature guarantee on this letter of transmittal is required if:

      o this letter of transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the old notes) of old notes tendered herewith, unless such holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above; or

      o old notes are tendered for the account of a firm that is an eligible institution.

In all other cases, an eligible institution must guarantee the signature on this letter of transmittal. Please read instruction 5.

3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Old Notes Tendered" is inadequate, the certificate numbers and/or the principal amount of old notes and any other required information should be listed on a separate signed schedule which is attached to this letter of transmittal.

4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of old notes will be accepted only in the principal amount of $1,000 and integral multiples of $1,000. If less than all the old notes evidenced by any certificate submitted are to be tendered, please fill in the principal amount of old notes which are to be tendered under the column entitled "Principal Amount of Old Notes Tendered." In such case, a new certificate for the remainder of the old notes that were evidenced by the old certificate will be sent to the holder of the old notes promptly after the expiration date for the exchange offer relating to the series of old notes tendered unless the appropriate boxes on this letter of transmittals are completed. All old notes represented by certificates delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated.

      Except as otherwise provided herein, tenders of old notes may be withdrawn at any time prior to the applicable expiration date. In order for a withdrawal to be effective, a written or facsimile transmission of such notice of withdrawal must be received by the exchange agent at its number or address set forth on the cover page of this letter of transmittal prior to such time. Any such notice of withdrawal must specify the name of the person who tendered the old notes to be withdrawn, the aggregate principal amount of old notes to be withdrawn, and (if certificates for old notes have been tendered) the certificate number and the name of the registered holder of the old notes as set forth on the certificates for the old notes, if different from that of the person who tendered such old notes. Any such notice must also contain a statement that the tendering holder is withdrawing its election to have the old notes exchanged and be signed in the same manner as the original signature on the letter of transmittal by which the old notes were tendered, including any required signature guarantees. If certificates for the old notes have been delivered or otherwise identified to the exchange agent, then prior to the physical release of such certificates for the old notes, the tendering holder must submit the serial numbers shown on the particular certificates for the old notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an eligible institution, except in the case of old notes tendered for the account of an eligible institution. If old notes have been tendered pursuant to the procedures for book-entry transfer set forth under "The Exchange Offer--Procedures for Tendering" in the prospectus, the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of old notes, in which case a notice of withdrawal will be effective if delivered to the exchange agent by written or facsimile transmission prior to the applicable expiration date. Withdrawals of tenders of old notes may not be rescinded and old notes properly withdrawn will not be deemed validly tendered for purposes of the exchange offer, but may be retendered at any subsequent time prior to the expiration date relating to the series being retendered by following any of the procedures described in the prospectus under "The Exchange Offer-Procedures for Tendering."

      The Company will determine all questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices in its sole discretion and its determination shall be final and binding on all parties. The Company, any of its affiliates or assigns, the exchange agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any old notes which have been tendered but which are timely withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

5. SIGNATURES ON LETTER OF TRANSMITTAL; ASSIGNMENTS AND ENDORSEMENTS. If this letter of transmittal is signed by the registered holder of the old notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without alteration, enlargement or any change whatsoever. If any of the old notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this letter of transmittal. If any tendered old notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate letters of transmittal (or facsimiles thereof) as there are different registrations of certificates. If this letter of transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company, in its sole discretion, of such persons' authority to so act.

      When this letter or transmittal is signed by the registered holder of the old notes listed and transmitted hereby, no endorsement of certificates or separate bond powers are required unless new notes are to be issued in the name of a person other than the registered holder. Signatures on such certificates or bond powers must be guaranteed by an eligible institution. If this letter of transmittal is signed by a person other than the registered holder of the old notes listed, the certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name of the registered holder appears on the certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the exchange agent may require in accordance with the restrictions on transfer applicable to the old notes. Signatures on such certificates or bond powers must be guaranteed by an eligible institution.

6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If new notes are to be issued in the name of a person other than the registered holder, or if new notes are to be sent to someone other than the registered holder or to an address other than that shown above, the appropriate boxes in this letter of transmittal should be completed. Certificates for old notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC unless the appropriate boxes in this letter of transmittal are completed. Please read instruction 4.

7. IRREGULARITIES. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of old notes and its determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders it determines not to be in proper form or the acceptance of or exchange for which may, in the view of its counsel, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the exchange offer set forth in the prospectus under "The Exchange Offer--Conditions to the Exchange Offer" or any conditions or irregularities in any tender of old notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Company's interpretation of the terms and conditions of the exchange offer (including this letter of transmittal and the instructions hereto) will be final and binding. No tender of old notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Company, any of its affiliates or assigns, the exchange agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the exchange agent at the specified number or address set forth on the front cover of this letter of transmittal. Additional copies of the prospectus, the notice of guaranteed delivery and the letter of transmittal may be obtained from the exchange agent or from the holder's broker, dealer, commercial bank, trust company or other nominee.

9. TAXPAYER IDENTIFICATION NUMBER AND BACKUP WITHHOLDING. Federal income tax law generally requires that a tendering holder whose old notes are accepted for exchange must provide the exchange agent (as payor) with such holder's correct taxpayer identification number (a "TIN"), which, in the case of a holder who is an individual, is such holder's social security number. If the exchange agent is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS") and backup withholding in an amount equal to 30% of the amount of any reportable payments made after the exchange to such tendering holder. If withholding results in an overpayment of taxes, a refund may be obtained.

      To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the "Substitute Form W-9" set forth herein, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the IRS that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or
(iii) the IRS has notified the holder that such holder is no longer subject to backup withholding and that the holder is a U.S. person (including a U.S. resident alien).

      Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder should write "Exempt" in Part 2 of Substitute Form W-9. Please read the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed applicable Form W-8, signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the exchange agent.

      If old notes are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

      If the holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, write "Applied For" in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the "Certificate of Awaiting Taxpayer Identification Number" set forth herein. If the holder does not provide such holder's TIN to the exchange agent within 60 days, backup withholding will begin and continue until such holder furnishes such holder's TIN to the exchange agent. NOTE:
WRITING "APPLIED FOR" ON THE FORM MEANS THAT THE HOLDER HAS ALREADY APPLIED FOR A TIN OR THAT SUCH HOLDER INTENDS TO APPLY FOR ONE IN THE NEAR FUTURE.

10. WAIVER OF CONDITIONS. The Company's obligation to complete the exchange offer is subject to the conditions described in the prospectus under the caption "The Exchange Offer--Conditions to the Exchange Offer." These conditions are for our benefit only and we may assert them regardless of the circumstances giving rise to any condition. We may also waive any condition in whole or in part at any time in our sole discretion. Our failure at any time to exercise any of the foregoing rights will not constitute a waiver of that right and each right is an ongoing right that we may assert at any time.

11. NO CONDITIONAL TENDERS. No alternative, conditional or contingent tenders will be accepted. All tendering holders of old notes, by execution of this letter of transmittal, waive any right to receive notice of the acceptance of old notes for exchange.

12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificates representing old notes have been lost, destroyed or stolen, the holder should promptly notify the trustee for the notes. The holder will then be instructed as to the steps that must be taken in order to replace the certificates. This letter of transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

13. SECURITY TRANSFER TAXES. Holders who tender their old notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, new notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the old notes tendered, or if a transfer tax is imposed for any reason other than the exchange of old notes in connection with the exchange offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidenced of payment of such taxes or exemption therefrom is not submitted with the letter of transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

      IMPORTANT: UNLESS YOU COMPLY WITH THE GUARANTEED DELIVERY PROCEDURES DESCRIBED ABOVE, THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF), OR, IN THE CASE OF A BOOK-ENTRY CONFIRMATION, AN AGENT'S MESSAGE INSTEAD OF THIS LETTER OF TRANSMITTAL, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE RELATING TO THE SERIES OF OLD NOTES BEING TENDERED.



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